UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 1, 2006


                                  WEB.COM, INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                   000-17932                   41-1404301
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
                (Address of Principal Executive Offices/Zip Code)


                                 (404) 260-2477
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective November 1, 2006, Web.com, Inc. (the "Company") and Mr. Jeffrey M. Stibel, Chief Executive Officer of the Company, amended Mr. Stibel's employment agreement. Under the amendment, Mr. Stibel is entitled to an annual base salary of $275,000 effective November 1, 2006. This description of the amendment to Mr. Stibel's employment agreement is qualified in its entirety by reference to the amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

         Effective November 1, 2006, the Company and Mr. Gonzalo Troncoso, Chief Financial Officer of the Company, amended Mr. Troncoso's employment agreement. Under the amendment, (i) Mr. Troncoso is entitled to an annual base salary of $225,000 effective November 1, 2006 and (ii) Mr. Troncoso shall receive additional benefit coverage, commencing January 1, 2007. This description of the amendment to Mr. Troncoso's employment agreement is qualified in its entirety by reference to the amendment, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1 Amendment No. 1 to Employment Agreement dated as of November 1, 2006, by and among Web.com, Inc. and Jeffrey M. Stibel.

                  10.2 Amendment No. 1 to Employment Agreement dated as of November 1, 2006, by and among Web.com, Inc. and Gonzalo Troncoso.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  WEB.COM, INC.



Date:    November 7, 2006           By:     /s/ Jonathan B. Wilson
                                            ------------------------------------
                                                Jonathan B. Wilson
                                                Senior Vice President, Legal and
                                                Corporate Development


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


                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

10.1 Amendment No. 1 to Employment Agreement dated as of November 1, 2006, by and among Web.com, Inc. and Jeffrey M. Stibel.

10.2 Amendment No. 1 to Employment Agreement dated as of November 1, 2006, by and among Web.com, Inc. and Gonzalo Troncoso.


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